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                                   EXHIBIT 32

Statement Pursuant to Section 1350(a) of title 18, United States Code

The undersigned, Paul R. D'Aloia and Robert W. Lafferty, certify that:

1. The Annual Report on Form 10-K of Huffy Corporation (the "Company") for the Years Ended December 31, 2003 (the "Form 10-K"), which is being filed today with the Securities and Exchange Commission, fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934.

2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 5, 2004                                        /s/  Paul R. D'Aloia
-----------------------------                        ---------------------------
Date                                                 Paul R. D'Aloia
                                                     Chief Executive Officer,
                                                     Huffy Corporation

March 5, 2004                                        /s/ Robert W. Lafferty
-----------------------------                        ---------------------------
Date                                                 Robert W. Lafferty
                                                     Chief Financial Officer
                                                     Huffy Corporation

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